EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 1
TO
CREDIT AGREEMENT

This Amendment No. 1, dated September 22, 2017 (this “Amendment”), is entered into among SPIRIT AEROSYSTEMS, INC., a Delaware corporation (the “Borrower”), SPIRIT AEROSYSTEMS HOLDINGS, INC., a Delaware corporation (the “Parent Guarantor”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent Guarantor, the Lenders and Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer, entered into that certain Credit Agreement dated as of June 6, 2016 (as amended, modified, extended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the Lenders have agreed to such amendments subject to the terms and conditions set forth herein.
Now, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to Credit Agreement

1.1    The definition of “Priority Debt” in Section 1.01 of the Credit Agreement is amended as follow:

Replacing “(other than any unsecured Indebtedness of any Subsidiary owing to the Borrower or to a Wholly Owned Subsidiary)” with “(other than any unsecured Indebtedness of any Subsidiary owing to the Parent Guarantor or the Borrower or to a Wholly Owned Subsidiary)”.

1.2    The definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follow:

“Permitted Acquisition” means any acquisition, whether by purchase, merger, consolidation or otherwise, by the Parent Guarantor, the Borrower or any of their respective Subsidiaries of all or substantially all the assets of, or all the Equity Interests in, a Person or a division, line of business or other business unit of a Person so long as (a) the Board of Directors of such Person shall not have indicated publicly its opposition to the consummation of such acquisition (which opposition has not been publicly withdrawn), (b) such assets are to be used in, or such Person so acquired is engaged in, as the case may be, a business of the type permitted under Section 8.03(c) and (c) immediately after giving effect thereto, (i) no Default has occurred and is continuing or would result therefrom (except, in the case of an acquisition subject to the Incremental Funds Certain Provision, in which case there is no Default immediately before or immediately after execution and delivery of the applicable Acquisition Agreement and there is no Specified Event of Default at the date the applicable Permitted Acquisition is consummated), (ii) all transactions related thereto are consummated in all material respects in accordance with applicable laws, (iii) the Borrower and its Subsidiaries are in compliance, on a Pro Forma Basis after giving effect to such acquisition, with the Financial Covenants recomputed as at the date of the last ended Test Period, as if such acquisition (and any related incurrence or repayment of Indebtedness) had occurred on the first day of the relevant Test Period (except, in the case of an acquisition subject to the Incremental Funds Certain Provision, in which case, the date of determination of the Financial Covenants on a Pro Forma Basis shall, at the option of the Borrower, be the date of execution of the applicable Acquisition Agreement, and such determination shall be made after giving effect to such acquisition (and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof)) on a Pro Forma Basis), and (iv) any Indebtedness or any Preferred Stock that is incurred, acquired or assumed in connection with such acquisition shall be in compliance with Section 8.02.
1.3    Section 1.03(b) of the Credit Agreement is amended and restated in its entirety to read as follow:

(b)    Changes in GAAP. The Borrower will provide a written summary of material changes in GAAP and in the consistent application thereof with each annual and quarterly Compliance Certificate delivered in accordance with Section 7.01(b) or (c). If at any time any change in GAAP (including the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Requisite Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Requisite Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) to the extent requested by the Administrative Agent, the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding anything to the contrary in the foregoing, for all purposes of this Agreement (including, without limitation, the provisions of Article VII (including, without limitation, the Financial Covenants)) (x) leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above and (y) the revenue recognition requirements of Accounting Standards Update (ASU) 2014-9, Revenue from Contracts with Customers (“Topic 606”) (which is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2017) shall be adopted by the Borrower and reflected in the financial statements and financial reporting of the Borrower without any amendment or other modification to this Agreement, the Financial Covenants or other provision contained herein and without the approval of the Administrative Agent, Requisite Lenders or any Lender; provided that, to the extent requested by the Administrative Agent for the fiscal year ended December 31, 2018, the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to the revenue recognition requirements of Topic 606.
1.4     Section 8.01 of the Credit Agreement is amended as follow:

Removing “and” after clause (q), replacing “.” with “; and” after clause (r) and adding the following as a new clause (s) thereof:

“(s) Liens arising from sales, transfers or other dispositions of accounts receivable to the extent permitted by Section 8.05(m).”

1.5    Section 8.04(c) of the Credit Agreement is amended and restated in its entirety to read as follow:

(c) Investments (i) by the Parent Guarantor in any Subsidiary of the Parent Guarantor and (ii) by any Subsidiary of the Parent Guarantor in the Parent Guarantor or any other Subsidiary of the Parent Guarantor;

1.6    Section 8.05(e) of the Credit Agreement is amended and restated in its entirety to read as follow:

(e) sales, transfers and other dispositions of property by any Subsidiary of the Parent Guarantor to the Borrower or another Subsidiary of the Parent Guarantor;
1.7    Section 8.05(i) of the Credit Agreement is amended and restated in its entirety to read as follow:

(i) issuances of Equity Interests in a Subsidiary of the Parent Guarantor to the Parent Guarantor or to another Subsidiary of the Parent Guarantor;
1.8    Section 8.05 of the Credit Agreement is amended as follow:

Removing “and” after clause (l), changing clause (m) into clause (n), and adding the following as a new clause (m) thereof:

“(m) sales, transfers or other dispositions of accounts receivable, so long as there shall be no credit recourse to the Parent Guarantor, the Borrower or any of their respective Subsidiaries with respect to such accounts receivable after such sales, transfers or other dispositions; and”

1.9    Section 8.06(f) of the Credit Agreement is amended and restated in its entirety to read as follow:

(f) so long as no Default or Event of Default then exists or would arise therefrom and the Borrower and its Subsidiaries shall be in compliance with all Financial Covenants on a Pro Forma Basis after giving effect thereto, (i) the Borrower may pay cash dividends to the Parent Guarantor to enable the Parent Guarantor to repurchase, redeem or otherwise acquire its Equity Interests and/or to declare and pay cash dividends to the holders of its Equity Interests and (ii) the Parent Guarantor may repurchase, redeem or otherwise acquire its Equity Interests and/or declare and pay cash dividends to the holders of its Equity Interests.
1.10    Section 8.07(a) of the Credit Agreement is amended and restated in its entirety to read as follow:

(a) (i) transactions between or among the Parent Guarantor and any of its Subsidiaries and (ii) transactions among Subsidiaries of the Parent Guarantor not involving any Loan Party, in each case to the extent such transaction is an Investment permitted under Section 8.04;
1.11    Section 8.07(c) of the Credit Agreement is amended and restated in its entirety to read as follow:
(c) fees and compensation, benefits and incentive arrangements paid or provided to, and any indemnity provided on behalf of, officers, directors or employees of the Parent Guarantor or any Subsidiary of the Parent Guarantor in the ordinary course of business;
1.12    Section 8.09 of the Credit Agreement is amended in its entirety to read as follows:

8.09    [Reserved].
1.13     Section 9.01(d) of the Credit Agreement is amended as follow:

Replacing “the date of such default” with “the earlier of (x) the date such default became known to a Responsible Officer of the Parent Guarantor or the Borrower and (y) delivery of notice thereof to the Parent Guarantor or Borrower from the Administrative Agent (which notice will be given at the request of any Lender)”

Section 2. Conditions Precedent This Amendment shall be effective upon receipt by the Administrative Agent of a counterpart of this Amendment signed by the Administrative Agent, the Requisite Lenders, the Requisite Revolving Lenders, the Borrower and the Parent Guarantor.

Section 3. Representations and Warranties

On and as of the date hereof, after giving effect to this Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and each Lender as follows:

3.1    this Amendment has been duly authorized, executed and delivered by each Loan Party and, assuming the due execution and delivery of this Amendment by each of the other parties hereto, constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally;

3.2    each of the representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document is true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date);

3.3    no Default or Event of Default has occurred and is continuing; and

3.4    after giving effect to this Amendment, neither the modification of the Credit Agreement affected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 4. Fees and Expenses

The Borrower agrees to pay promptly after presentation of an invoice therefor all reasonable and documented out-of-pocket fees and expenses of MLPFS (including the reasonable and documented fees and out-of-pocket expenses of Moore & Van Allen, PLLC) in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 5. Reference to the Effect on the Loan Documents

5.1    As of the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument;

5.2    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed;

5.3    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, Lead Arranger or the

Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein; and

5.4    This Amendment is a Loan Document.

Section 6. Execution in Counterparts

This Amendment may be executed by the parties hereto in several counterparts (including by facsimile or other electronic imaging means (e.g., “.pdf” or “.tif”)), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

Section 7. Governing Law

THIS AMENDMENT and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AMENDMENT and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.

Section 8. Headings

The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 9. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12. Cross-References

References in this Amendment to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Amendment.

Section 13. Affirmations

13.1    Each Loan Party signatory hereto hereby (a) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned and (b) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, in each case, as modified by this Amendment.

13.2    Each Loan Party signatory hereto hereby reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, and (b) its guarantee of payment of the Obligations pursuant to the Guaranty and the Lien on the Collateral securing payment of the Obligations pursuant to the Security Documents.

13.3    Each Loan Party signatory hereto hereby acknowledges and agrees that the acceptance by the Administrative Agent and each Lender shall not be construed in any manner to establish any course of dealing on the Administrative Agent’s or Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

13.4    Each Loan Party signatory hereto hereby represents and warrants that, immediately after giving effect to this Amendment, each Loan Document, in each case as modified by this Amendment (where applicable), to which it is a party, assuming the due execution and delivery of such Loan Document as modified (where applicable) by each of the other parties thereto, continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	SPIRIT AEROSYSTEMS, INC.
By: /s/ Rhonda Harkins
Name: Rhonda Harkins
Title: Treasurer

PARENT GUARANTOR:	SPIRIT AEROSYSTEMS HOLDINGS, INC.
By: /s/ Rhonda Harkins
Name: Rhonda Harkins
Title: Treasurer

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Gerund Diamond
Name: Gerund Diamond
Title: Assistant Vice-President

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and an L/C Issuer
By: /s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar
Title: Vice-President

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

MIZUHO BANK, LTD.,
as a Lender and an L/C Issuer
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

THE BANK OF NOVA SCOTIA,
as a Lender
By: /s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

CITIBANK, N.A.,
as a Lender
By: /s/ Brian Reed
Name: Brian Reed
Title: Vice President

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

MORGAN STANLEY BANK, N.A.,
as a Lender
By: /s/ Manish Desai
Name: Manish Desai
Title: Authorized Signatory

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

ROYAL BANK OF CANADA,
as a Lender
By: /s/ Richard C. Smith
Name: Richard C. Smith
Title: Managing Director

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ,LTS.,
as a Lender
By: /s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

COMPASS BANK,
as a Lender
By: /s/ Daniel Feldman
Name: Daniel Feldman
Title: Vice President

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

U.S. BANK NATIOANL ASSOCIATION
as a Lender
By: /s/ Tim Landro
Name: Tim Landro
Title: Vice President

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

WELLS FARGO BANK, N.A.,
as a Lender
By: /s/ Adam Spreyer
Name: Adam Spreyer
Title: Director

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

FIFTH THIRD BANK, an Ohio Banking corporation,
as a Lender
By: /s/ Lafayette J. Ford
Name: Lafayette J. Ford
Title: SVP and Director

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender
By: /s/ Tevor H. Williams
Name: Tevor H. Williams
Title: Assistant Vice President

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Michael L. Monniger
Name: Michael L. Monniger
Title: Senior Vice President

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

SUNTRUST BANK,
as a Lender
By: /s/ Justin Lien
Name: Justin Lien
Title: Director

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

THE BANK OF NEW YORK MELLON,
as a Lender
By: /s/ John T. Smathers
Name: John T. Smathers
Title: Director

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

COMERICA BANK,
as a Lender
By: /s/ Eric Hendrickson
Name: Eric Hendrickson
Title: Relationship Manager

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

INTRUST BANK, N.A.,
as a Lender
By: /s/ Bruce A Long
Name: Bruce A Long
Title: Managing Director

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender
By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Lea Baerlocher
Name: Lea Baerlocher
Title: Authorized Signatory

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT

SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY
as a Lender
By: /s/ David Muldoon
Name: David Muldoon
Title: Managing Director & Senior Risk Officer

By: /s/ Mary Theresa Mulvany
Name: Mary Theresa Mulvany
Title: Associate Director
Corporate Banking
Scotiabank (Ireland) Designated Activity Company

SPIRIT AEROSYSTEMS, INC.
AMENDMENT NO. 1 TO CREDIT AGREEEMENT